UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120 Bolingbrook, Illinois 60440
(Address of principal executive offices and ZIP code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Ulta Beauty, Inc. (the “Company”), Ulta Salon, Cosmetics & Fragrance, Inc. and certain of their subsidiaries are parties to that certain Second Amended and Restated Loan Agreement, as further amended (the “Loan Agreement”), with Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent and the other lenders party thereto. The Loan Agreement matures of March 11, 2025, provides maximum revolving loans equal to the lesser to $1.0 billion or a percentage of eligible owned inventory and eligible owned receivables, and outstanding borrowings bear interest, at the Company’s election, at either a base rate plus a margin of 0%-0.125% or the London Interbank Offered Rate plus a margin of 1.125%-1.25%, with such margins based on average daily excess borrowing availability in each fiscal quarter. For additional terms of the Loan Agreement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 16, 2020.

On March 18, 2020, as a precautionary measure and to enhance financial flexibility, the Company drew down $800 million under the Loan Agreement. In addition, the Company is re-evaluating the pace and timing of its stock repurchase program, reducing its capital expenditure and expense plans, and aligning inventory positions with current sales trends, while also leveraging its digital and e-commerce platforms to drive sales during the temporary closure of its stores.

A copy of the Company’s press release relating to the foregoing is filed as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the Exhibit Index below is being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

99	Press release issued by Ulta Beauty, Inc. on March 23, 2020.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Dated: March 23, 2020	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Compliance Officer and Corporate Secretary